                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 1995

                    AMERICAN BUSINESS COMPUTERS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       FLORIDA                          0-14922                  59-2001203
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


           451 KENNEDY ROAD
             AKRON, OHIO                                         44305
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code:  (216) 733-2841

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ITEM 5.  OTHER EVENTS


  Shares of the Common Stock of the Company are listed for trading on the NASDAQ SmallCap Market. Paragraph 1(c)(3) of Part II of Schedule D on the NASD By-Laws states that for continued inclusion, an "issuer" shall have capital and surplus of at least $1,000,000. The Form 10-Q of the Company for the period ending July 27, 1995 reported capital and surplus of $321,000.

  The Company submitted a Plan of Compliance to the NASD, at their request, demonstrating how the Company will comply with the NASD requirements. The Company is able to report that effective October 6, 1995, the Company's capital and surplus is $1,379,000, in excess of the NASDAQ requirements. The Company believes that it will be able to continue to meet NASDAQ's maintenance standards.

  See Item 7 for the Consolidated Balance Sheet (page 3) and the Consolidated Statement of Stockholders' Equity (page 4) for the period ended October 6, 1995.





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ITEM 7.  FINANCIAL STATEMENTS


                    AMERICAN BUSINESS COMPUTERS CORPORATION
                           CONSOLIDATED BALANCE SHEET

                                                                        Estimated                       Actual
                                                                        Unaudited                    Unaudited
  ASSETS                                                          October 6, 1995              August 26, 1995
-------------------------------------------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                                            $  402,000                 $    252,000
  Trade receivables:
    Accounts receivable, less allowance for doubtful accounts
      of $81,000                                                        1,241,000                      957,000
    Notes receivable                                                       23,000                       23,000
  Inventories                                                           1,500,000                    1,612,000
                                                                      -----------                 ------------
    Total current assets                                                3,166,000                    2,844,000

Property, Plant, and Equipment                                          1,439,000                    1,439,000
Less accumulated depreciation and amortization                           (751,000)                    (746,000)
                                                                      -----------                 ------------
                                                                          688,000                      693,000
Other assets:
  Notes receivable                                                         52,000                       52,000
  Patents, less accumulated amortization of $442,000                       32,000                       32,000
  Patents pending and deferred charges                                     95,000                       95,000
                                                                      -----------                 ------------
                                                                          179,000                      179,000
                                                                      -----------                 ------------
TOTAL ASSETS                                                          $ 4,033,000                 $  3,716,000
                                                                      ===========                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------------
Current liabilities:

  Accounts payable                                                    $   722,000                 $    960,000
  Notes payable                                                           395,000                      475,000
  Current portion of long-term debt                                        10,000                       10,000
  Accrued liabilities:
    Legal fees and settlement costs                                       577,000                    1,027,000
    Employee compensation and benefits                                    230,000                      194,000
    Warranty reserve                                                      225,000                      217,000
    Other                                                                 205,000                      204,000
  Deferred income                                                          16,000                       16,000
                                                                      -----------                 ------------
      Total current liabilities                                         2,380,000                    3,103,000

Long-term debt                                                            274,000                      275,000

Stockholders' equity:
  Common Stock, $.01 par value; authorized
    20,000,000 shares; 16,549,701 shares issued
    and outstanding as of October 6, 1995                                 166,000                      161,000
  Additional paid-in capital                                           18,337,000                   17,301,000
  Retained earnings (deficiency)                                      (16,972,000)                 (16,972,000)
                                                                      -----------                 ------------
                                                                        1,531,000                      490,000
  Less notes receivable - stockholders                                   (152,000)                    (152,000)
                                                                      -----------                 ------------
     Total Stockholders'  Equity                                        1,379,000                      338,000
                                                                      -----------                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 4,033,000                 $  3,716,000
                                                                      ===========                 ============


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ITEM 7.  FINANCIAL STATEMENTS


                    AMERICAN BUSINESS COMPUTERS CORPORATION
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                          Period ended October 6, 1995
                                   Unaudited


                                Number of     Common Stock       Additional           Retained             Notes     Total Capital
                                Shares of         $.01 Par          Paid-in           Earnings       Receivable-               and
                             Common Stock            Value          Capital       (Deficiency)      Stockholders           Surplus
----------------------------------------------------------------------------------------------------------------------------------
Balance at August 26, 1995     16,127,701         $161,000      $17,301,000       $(16,972,000)       $(152,000)        $  338,000
  Exercise of warrants (1)         84,000            1,000          167,000                                                168,000
  Settlement Fund Transfer (2)    150,000            2,000          448,000                                                450,000
  Sale of Common Stock (3)        188,000            2,000          421,000                                                423,000
  Estimated net loss for
    the period ended
    October 6, 1995                                                                        -0-                                 -0-
                               ----------         --------      -----------       ------------        ---------         ----------
Balance at October 6, 1995     16,549,701         $166,000      $18,337,000       $(16,972,000)       $(152,000)        $1,379,000
                               ==========         ========      ===========       ============        =========         ==========

(1) WARRANT EXERCISE. In August and September 1994 the Company completed a private placement of securities, including 1,000,000 redeemable common stock purchase Warrants that expire in August and September 1999. Each Warrant entitles the Holder to purchase one share of Common Stock of the Company for $2.00. The Warrants are redeemable at a price of $.10 per warrant and provision for the call of the warrants are effective, meaning the Company can now call the Warrants, if not exercised. The Company also currently has an effective SEC Registration Statement (Registration No. 33-89596) permitting the Warrants to be exercised and freely tradable shares issued. During the period ended October 6, 1995, 84,000 warrants have been exercised.

(2) ISSUANCE OF 150,000 SHARES OF COMMON STOCK. The Company currently has an effective Registration Statement (Registration No. 33-89398) covering the issuance of 150,000 shares of Common Stock to fund the settlement of the class action litigation. The Company issued 150,000 shares of Common Stock to fund the settlement on September 28, 1995, the end of its second quarter. These shares will initially be valued at $3.00 per share (subject to adjustment to market at the time of the actual distribution, may be higher than $3.00 per share.)

(3) PRIVATE PLACEMENT. The Company has several parities who have indicated an interest in acquiring a stock position in the Company. The Company is taking the steps necessary to complete a Private Placement of 278,000 shares of Common Stock of the Company at a price of $2.25 per share. The prospective shareholders are all "accredited investors." During the period ended October 6, 1995, 188,000 Common Shares have been sold.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN BUSINESS COMPUTERS
                                        CORPORATION


Date:  October 6, 1995                  By:    GARY T. SALHANY
                                           --------------------------
                                               Gary T. Salhany
                                                  Treasurer





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